Exhibit 99.2

3 Q21 Investor Presentation October 19, 2021

Important Information For Shareholders and Investors This presentation contains information related to a proposed merger of United Community Banks, Inc . ("United") with Reliant Bancorp, Inc . (“Reliant") . In connection with the proposed merger, United has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S - 4 that includes the proxy statement of Reliant to be sent to Reliant’s shareholders seeking their approval of the merger . The registration statement also contains a prospectus of United to register the shares of United common stock to be issued in connection with the mergers . A definitive proxy statement/prospectus will also be provided to Reliant’s shareholders as required by applicable law . INVESTORS AND SHAREHOLDERS OF RELIANT ARE ENCOURAGED TO READ THE APPLICABLE REGISTRATION STATEMENT, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT WILL BE A PART OF THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY UNITED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT AND THOSE OTHER DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UNITED, RELIANT AND THE PROPOSED TRANSACTION . The registration statement and other documents filed with the SEC may be obtained for free at the SEC’s website (www . sec . gov) . You will also be able to obtain these documents, free of charge, from United at the “Investor Relations” section of United’s website at www . UCBI . com or from Reliant at the “Investors” section of Reliant’s website at www . reliantbank . com . Copies of the definitive proxy statement/prospectus will also be made available, free of charge, by contacting United Community Banks, Inc . , P . O . Box 398 , Blairsville, GA 30514 , Attn : Jefferson Harralson, Telephone : (864) 240 - 6208 , Reliant Bancorp, Inc . , 1736 Carothers Parkway Suite 100 , Brentwood, TN 37027 , Attn : Jerry Cooksey, Telephone : (615) 221 - 2020 . This communication does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . This communication is also not a solicitation of any vote or approval with respect to the proposed transaction or otherwise . PARTICIPANTS IN THE TRANSACTIONS United, Reliant and certain of their respective directors and executive officers, under the rules of the SEC, may be deemed to be participants in the solicitation of proxies from Reliant’s shareholders in favor of the approval of the merger . Information about the directors and officers of United and their ownership of United common stock can also be found in United’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on March 30 , 2021 , and other documents subsequently filed by United with the SEC . Information about the directors and executive officers of Reliant and their ownership of Reliant capital stock, as well as information regarding the interests of other persons who may be deemed participants in the transaction, may be found in Reliant’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 8 , 2021 , and other documents subsequently filed by Reliant with the SEC . Free copies of these documents may be obtained as described above . 2

Disclosures CAUTIONARY STATEMENT This communication contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing of the closing of the merger with Reliant (the “ merger”), the expected returns and other benefits of the merger to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transaction and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on United’s capital ratios . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings from the merger may not be realized or take longer than anticipated to be realized, (2) disruption from the merger with customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the failure to obtain the necessary approval by the shareholders of Reliant , (5) the possibility that the costs, fees, expenses and charges related to the merger may be greater than anticipated, (6) the ability by United to obtain required governmental approvals of the merger, (7) reputational risk and the reaction of the companies’ customers, suppliers, employees or other business partners to the merger, (8) the failure of the closing conditions in the merger agreement with Reliant to be satisfied, or any unexpected delay in closing the merger, (9) the risks relating to the integration of either Aquesta Financial Holdings, Inc . ’s or Reliant’s operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (10) the risk of potential litigation or regulatory action related to mergers , (11) the risks associated with United’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) the dilution caused by United’s issuance of additional shares of its common stock in mergers, and (14) general competitive, economic, political and market conditions . Further information regarding additional factors which could affect the forward - looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2020 , and other documents subsequently filed by United with the SEC . Many of these factors are beyond United’s and Reliant’s ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United or Reliant . United qualifies all forward - looking statements by these cautionary statements . 3

Disclosures NON - GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations . Such measures include : “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating ,” “Return on assets – pre - tax pre - provision, excluding merger - related and other charges,” “ Efficiency ratio – operating,” “Expenses – operating,” and “Tangible common equity to tangible assets . ” Management has included these non - GAAP measures because it believes these measures may provide useful supplemental information for evaluating United’s underlying performance trends . Further, management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about our operations and performance . Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non - GAAP Reconciliation Tables’ included in the exhibits to this Presentation . 4

United Community Banks, Inc.

Committed to Service Since 1950



Regional Full Service Branch Network
National Navitas and SBA Markets
Banking Offices
TN
NC
SC
GA
AL

Premier Southeast Regional Bank

- ✓ Metro-focused branch network with locations in the fastest growing MSAs in the Southeast
- ✓ 162 branches, 9 LPOs, and 4 mortgage loan offices across six Southeast states
- ✓ Top 10 market share in GA, SC and TN*
- ✓ Proven ability to integrate – 11 transactions completed over the past 10 years
- ✓ Closed the Aquesta acquisition October 1, adding $754 million in total assets with locations in Charlotte and Wilmington

Extended Navitas and SBA Markets

- ✓ Offered in 48 states across the continental U.S.
- ✓ SBA business has both in-footprint and national business (4 specific verticals)
- ✓ Navitas subsidiary is a technology enabled small-ticket, essential-use commercial equipment finance provider

Note: See glossary located at the end of this presentation for reference on certain acronyms

*Pro forma for Reliant close expected in 1Q22

Company Overview

$19.5
BILLION IN TOTAL ASSETS

$4.5
BILLION IN AUA

13.4%
TIER 1 RBC

$0.20
QUARTERLY DIVIDEND – UP 11% YOY

171
BANKING OFFICES ACROSS THE SOUTHEAST

#1 IN CUSTOMER SATISFACTION
in 2021 with Retail Banking in the Southeast – J.D. Power

$11.2
BILLION IN TOTAL LOANS

$16.9
BILLION IN TOTAL DEPOSITS

100 BEST BANKS IN AMERICA
in 2021 for the eighth consecutive year - Forbes

#2 Highest Net Promoter Score
among all banks nationwide – J.D. Power

2020 TOP WORKPLACES
in S.C. & Atlanta – Greenville Business Magazine & Atlanta Journal Constitution

BEST BANKS TO WORK FOR
in 2020 for the fourth consecutive year – American Banker

5

$21.45 $22.81 $23.25 $17.09 $18.49 $18.68 3Q20 2Q21 3Q21 Book Value Per Share GAAP Tangible $0.82 Diluted earnings per share - GAAP $0.83 Diluted earnings per share - operating 1.48% Return on average assets - GAAP 1.50% Return on average assets - operating 1.73% PTPP return on average assets - operating 0.07% Cost of deposits 38% DDA / Total Deposits 14.3% Return on common equity - GAAP 18.2% Return on tangible common equity - operating 66% Loan to Deposit ratio Other 3Q notable items: $12.9 mm of PPP fee income ($0.11 EPS) $11.0 mm provision release due to improved economic forecast ($0.10 EPS) 3 Q21 Highlights (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performance $0.52 $0.78 $0.82 $0.55 $0.79 $0.83 3Q20 2Q21 3Q21 Diluted Earnings Per Share GAAP Operating (1) 1.07% 1.46% 1.48% 0 1.14% 1.48% 1.50% 3Q20 2Q21 3Q21 Return on Average Assets GAAP Operating 1.86% 1.64% 1.70% 1.93% 1.67% 1.73% 3Q20 2Q21 3Q21 PTPP Return on Average Assets PTPP Operating PTPP (1) (1) (1) 6 (1) (1) (1) 4.5% Annualized 3Q EOP core loan growth (excluding PPP loans) 15.3% Annualized 3Q EOP core transaction deposit growth (1)

0.98% 1.06% 1.09% 1.40% 1.51% 1.07% 1.65% 1.48% 1.50% 2015 2016 2017 2018 2019 2020 1Q21 2Q21 3Q21 ROA - Operating UCBI KRX Long - Term Financial Performance & Shareholder Return 7 (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performance (1) 10.24% 11.86% 12.02% 15.69% 15.81% 12.24% 19.68% 17.81% 18.23% 2015 2016 2017 2018 2019 2020 1Q21 2Q21 3Q21 ROTCE - Operating UCBI KRX (1) $502 $344 $0 $100 $200 $300 $400 $500 2011 2013 2014 2015 2016 2017 2018 2019 2020 2021 Total Shareholder Return $ UCBI Outperformance Performance for the period ended October 15, 2021 United Community Banks, Inc. KBW Nasdaq Regional Bank Index (KRX) 1 - YEAR 84% 78% 3 - YEAR 42% 31% 5 - YEAR 80% 65% 10 - YEAR 402% 244%

$62.1 $67.8 11.4% 9.0% 5.7% 2.9% (1) Includes MSAs with a population of greater than 1,000,000 (2) Data by MSA shown on a weighted average basis by deposits (3) Includes pending acquisitions United Now Operates in 8 of the Top 10 Growth Markets United MSA Presence Projected Population Growth (2) 2021 – 2026 (%) Projected Household Income Growth (2) 2021 – 2026 (%) Median Household Income (2) ($ in thousands) High - Growth MSAs in the Southeast UCBI Focused on High - Growth MSAs in Southeast National Avg. National Avg. National Avg. 8 Pending acquisitions Fastest Growing ‘21 – ’26 Proj. ’21 ‘26 Proj. Median Southeast MSAs (1) Pop. Growth % Population Household Income 1.Raleigh, NC 7.30 1,420,576 $91,380 2.Orlando, FL 7.09 2,685,903 $72,412 3.Charlotte, NC 6.61 2,696,789 $77,692 4.Jacksonville, FL 6.17 1,602,120 $73,563 5.Tampa, FL 6.06 3,257,479 $67,300 6.Nashville, TN 5.91 1,980,990 $80,404 7.Atlanta, GA 5.73 6,137,994 $85,730 8.Miami, FL 5.43 6,280,334 $69,746 9.Washington, D.C. 4.05 6,348,569 $117,647 10.Richmond, VA 3.73 1,303,952 $80,375 Added through acquisitions in 2020 / 2021 (3)

$10.5 $14.6 $10.8 $15.2 $10.8 $16.0 $10.9 $16.3 $11.0 $16.9 $1.3 $0.6 $0.9 $0.5 $0.2 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Loans Deposits Loans Deposits Loans Deposits Loans Deposits Loans Deposits 3Q20 4Q20 1Q21 2Q21 3Q21 Loans excluding PPP PPP Loans 81% 75% 73% 70% 66% 60% 65% 70% 75% 80% 85% 90% 95% 100% Liquidity Build Presents Opportunity Loans and Deposits 9 $ in billions Note: Core loan growth excludes PPP loans and adjusts for the Three Shores acquisition that closed July 1, 2020 3Q20 4Q20 1Q21 2Q21 3Q21 Annualized Core Loan Growth % 7.9% 8.2% 3.3% 4.6% 4.5% Annualized Deposit Growth % 59.9% 17.2% 20.0% 8.4% 13.2% Deposit Cost % 0.25% 0.17% 0.14% 0.09% 0.07% Loans / Deposits %

44% 8% 23% 1% 14% 6% 3% 1% Residential Mortgage Diversified Loan Portfolio 3 Q21 Total Loans $11.2 billion Note: C&I includes commercial and industrial loans, owner - occupied CRE loans and Navitas (equipment finance) loans Quarter Highlights x Loans, excluding PPP, increased $122 million, or 4.5% annualized x Sold $19.3 million of Navitas loans x Sold $13.5 million of SBA loans Granular Loan Portfolio x Construction & CRE ratio as a percentage of total RBC = 66%/195% x Top 25 relationships total $608 million, or 5.4% of total loans x SNCs outstanding of $254 million, or 2.3% of total loans x Navitas 9% of total loans x Project lending limit of $25 million x Relationship lending limit of $40 million 10 C&I Commercial Construction CRE Other Consumer PPP Home Equity Residential Construction

38% 22% 24% 7% 9% DDA MMDA Savings Time NOW Valuable Deposit Mix 11 Note: Core transaction accounts include demand deposits, interest - bearing demand, money market and savings accounts, excluding public funds deposits Quarter Highlights x Total deposits were up $537 million, or 13.2% annualized from 2Q21 and up $2.3 billion, or 15.5% YOY x Core transaction deposits were up $490 million, or 15.3% annualized from 2Q21 and up $2.2 billion, or 20.2% YOY x Cost of deposits was down 2 bps to 0.07% in 3 Q21, driven by continued noninterest bearing deposit growth, CD maturities and deposit rate cuts 3Q21 Total Deposits 16.9 billion Cost of Deposits Trend 0.61% 0.56% 0.38% 0.25% 0.17% 0.14% 0.09% 0.07% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21

Capital Ratios 12 x Quarterly dividend of $ 0.20 per share x Repurchased a total of 342,744 shares at an average price of $29.17 for a total of $10.0 million repurchased in 3Q21 x Capital levels expect to remain at peer levels or better pro forma for announced transactions *3Q21 regulatory capital ratios are preliminary Holding Company 3Q20 4Q20 1Q21 2Q21 2Q21 KRX Peer Median UCBI 3Q21* vs. KRX Common Equity Tier 1 Capital 12.3% 12.3% 12.3% 12.6% 12.0% + 0.6% 12.6 % Tier 1 Risk - Based Capital 13.1 13.1 13.1 13.3 12.5 + 0.8 13.4 Total Risk - Based Capital 15.3 15.2 14.9 15.1 14.5 + 0.6 14.9 Leverage 9.4 9.3 9.4 9.3 9.1 + 0.2 9.2 Tangible Common Equity to Tangible Assets 8.9 8.8 8.6 8.7 8.6 + 0.1 8.5 Tangible Book Value per share $ 17.09 $ 17.56 $ 17.83 $ 18.49 $ 18.68

$128.5 $138.4 $141.0 3Q20 2Q21 3Q21 Net Interest Revenue / Margin (1) $ in millions x Net interest margin decreased 7 bps from 2Q21, driven by increased surplus liquidity x L oan accretion totaled $5.6 million and contributed 12 bps to the margin, flat from 2Q21 x PPP fees of $12.9 million in 3Q21 compared to $11.0 million in 2 Q21 x Variable rate loans currently priced at their floors increased $83 million from 2Q21 to $1.3 billion 3.27% 3.19% 3.12% 3.00% 2.81% 2.71% Net Interest Revenue ($ in millions) Net Interest Margin Core Net Interest Margin (1) Net interest margin is calculated on a fully - taxable equivalent basis (2) Core net interest margin excludes PPP fees and loan accretion (1) 13 3 Q21 NIM Compression (2) 3.12% 3.19% ( 0.10% ) 0.00% 0.00% 0.03% 2Q NIM Surplus Liquidity Low Interest Rates / Other Loan Accretion PPP Fees 3Q NIM (%)

Noninterest Income $ in millions $8.3 $8.5 $7.6 $8.3 $9.4 $11.0 $9.2 $10.0 $8.5 $9.0 $3.1 $3.2 $3.5 $3.8 $5.5 $25.1 $19.0 $22.6 $11.1 $13.8 $1.2 $1.5 $1.0 $4.1 $2.4 3Q20 4Q20 1Q21 2Q21 3Q21 Service Charges Other Brokerage / Wealth Mgmt Mortgage Loan sale gains $44.7 Linked Quarter x Fees up $4.3 million • FinTrust closed July 6 and contributed $2.0 million of the increase from 2Q21 • Mortgage fees up $2.7 million from 2Q21 primarily due to strong volume and a less significant MSR write - down • Rate locks were up with $731 million compared to $702 million in 2Q21 • M ortgage closings of $568 million compared to $680 million in 2Q21 • 3 Q21 mortgage production purchase/refi mix was 57%/43% • 3 Q21 mortgage results included a $1.3 million MSR write - down compared to a $3.0 million write - down in 2 Q21 • Gain on sale of SBA loans was $1.5 million on $13.5 million of loan sales • Gain on sale of equipment finance loans was $861 thousand on $19.3 million of loan sales Year - over - Year x Fees down $8.6 million • Mortgage rate locks down 20% compared to last year ($731 million in 3Q21 compared to $910 million in 3Q20) 14 $41.4 $48.7 $35.8 $40.1

$96.0 $106.5 $95.2 $95.5 $96.7 $92.6 $104.0 $93.7 $94.5 $95.3 3Q20 4Q20 1Q21 2Q21 3Q21 54.1% 56.7% 53.6% 54.5% 53.1% 52.2% 55.4% 52.7% 53.9% 52.3% Efficiency Ratio Expenses Disciplined Expense Management $ in millions Linked Quarter x Annualized GAAP and operating expenses increased 5.0% and 3.6%, respectively • FinTrust GAAP and operating expenses of $2.1 million and $1.9 million, respectively • Excluding FinTrust , annualized GAAP and operating expenses were down 3.6% and 4.2%, respectively Year - over - Year x GAAP and operating expenses increased 0.8% and 2.9%, respectively • The majority of the increase is driven by the FinTrust acquisition, which closed on July 6, 2021 • Excluding FinTrust , GAAP expenses were down 1.4% while operating expenses were up 0.9% (1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures to GAAP p erformance measures 15 GAAP Operating (1) GAAP Operating (1)

x As of September 30, approximately 92% of our PPP loans, representing $1.7 billion in loans, have been forgiven by the SBA x In 3Q21, we recognized $12.9 million in PPP fees x We have $5.8 million of PPP fees remaining to recognize x Average loan amount fully forgiven of $110 thousand 16 PPP Update $150 $1,715 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 PPP Totals ($ in millions) Not Forgiven Forgiven

Credit Quality 17 x 3 Q21 net charge - offs of $551 thousand, or 0.02% of average loans, annualized x The provision for credit losses was negative $11.0 million, reflecting continuing improvement in economic forecasts and observable credit trends x 2020 included $80.4 m illion of provisioning due to economic uncertainty caused by the pandemic Net Charge - Offs as % of Average Loans Provision for Credit Losses & NCOs ($ in millions) $22.2 $33.5 $21.8 $2.9 - $12.3 - $13.6 - $11.0 $8.1 $6.1 $2.5 $1.5 - $0.3 - $0.5 $0.6 -$14.0 -$9.0 -$4.0 $1.0 $6.0 $11.0 $16.0 $21.0 $26.0 $31.0 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Provision for Credit Losses $ Net Charge-Offs $ 0.37% 0.25% 0.09% 0.05% - 0.01% - 0.02% 0.02% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21

x Special mention loans dropped by 0.76% (from $370 million in 2Q21 to $278 million in 3Q21, a decline of $92 million) x Substandard, but still accruing loans, declined 0.11% quarter over quarter as a % of total loans x Non - performing assets improved by $1.0 million during the quarter, but remained flat as a % of total loans Higher - Risk Loan Trends 18 Loan Deferrals Special Mention & Substandard Accruing Loans as a % of Total Loans Non - Performing Assets as a % of Total Loans $365 $71 $48 $18 $9 3.1% 0.6% 0.4% 0.2% 0.1% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $0 $50 $100 $150 $200 $250 $300 $350 $400 3Q20 4Q20 1Q21 2Q21 3Q21 Loan Deferrals ($ in millions) 1.2% 2.6% 3.2% 3.2% 2.5% 1.1% 1.5% 1.5% 1.7% 1.6% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 3Q20 4Q20 1Q21 2Q21 3Q21 Special Mention (%) Substandard Accruing(%) 0.42% 0.55% 0.48% 0.41% 0.41% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 3Q20 4Q20 1Q21 2Q21 3Q21

19 ACL Walkforward $122,460 $110,875 $1,116 $411 ( $551 ) $604 ( $13,165 ) 2Q21 ACL Loan Growth Reserve for Unfunded Commitments NCOs Specific Reserve Model / Forecast Changes 3Q21 ACL ($000) ACL / Loans: 1.08% ACL / Loans excl. PPP: 1.12% 0.99% 1.00% Note: ACL includes the reserve for unfunded commitments

Total Assets $18,557 $7 $752 $3,057 $22,374 Total Gross Loans $11,844 $- $576 $2,444 $14,864 Total Deposits $15,993 $- $636 $2,613 $19,243 Enhancing Our Franchise Through Strategic M&A EXPANSION RATIONALE 1. Includes MSAs with a population greater than 300,000 2 . Does not include merger adjustments 3. FinTrust has approximately $2 billion assets under management 4. Aquesta has 3 LPOs in Raleigh, NC; Greenville, SC and Charleston, SC; Reliant has an LPO in Knoxville, TN Note: Dollar values in millions, except per share values Source : S&P Global Market Intelligence, public filings Pro Forma Branch Map Reliant (25) (4) 20 Estimated EPS Accretion Pro Forma Balance Sheet (2) Pro Forma Enhancing United’s High - Growth Southeast Footprint Aquesta (9) United (162) ▪ 7 / 6 / 2021 – Closed the FinTrust Capital Partners, LLC acquisition ▪ 10 / 1 / 2021 – Closed the Aquesta Financial Holdings, Inc . acquisition ▪ 1 Q 22 – Expected to close the Reliant Bancorp, Inc . acquisition ▪ Expanding into the attractive Nashville, TN ; Charlotte, NC ; and Wilmington, NC markets, 3 of the top 20 fastest growing MSAs in the Southeast (1) (As of 3/31/2021) Well - Capitalized at Close 8.7% TCE / TCA 9.5% Leverage Ratio 12.1% CET - 1 Ratio 12.7% Tier 1 Ratio 14.5% Total Capital Ratio (3) (Pro Forma as of 12/31/2021) $0.02 $0.02 $0.08 $0.09 $0.15 $0.22 Est. 2022E EPS Accretion Est. 2023E EPS Accretion FinTrust Aquesta Reliant (4)

3 Q21 INVESTOR PRESENTATION Exhibits

Increasing Liquidity Trend Cash and Securities 22 $ in billions $2.6 $2.5 $2.4 $3.1 $3.6 $4.3 $4.9 $5.3 $0.4 $0.4 $1.2 $0.9 $1.5 $1.2 $1.3 $1.7 1.80% 1.38% 0.69% 0.65% 0.86% 1.31% 1.58% 1.32% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Investments ($) Fed Funds & Interest Earning Cash ($) Avg. 10-Yr Treasury 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Securities Yield % 2.77% 2.84% 2.68% 2.21% 1.83% 1.62% 1.58% 1.51% Blended Yield % 2.56% 2.63% 2.14% 1.61% 1.36% 1.30% 1.31% 1.19%

x Navitas 3Q21 NCOs = 0.21% x Economic recovery and government intervention driving historically low loss rates x Navitas ’ cumulative net loss rates have approximated 2 % for the last 10 years x Navitas ACL - Loans equated to 1.70% as of 3Q21 x Total Navitas deferrals are down 0.04% from 2Q21 to 0.2% of the total Navitas loan portfolio Navitas Performance 23 $ in millions $125 $126 $94 $134 $145 $148 $181 $186 8.2% 8.9% 9.4% 22.6% 19.7% 22.9% 24.7% 19.7% 9.30% 9.45% 9.39% 9.19% 9.12% 9.08% 9.08% 9.01% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0 $50 $100 $150 $200 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Originations $ Loan Growth % (ann.) Portfolio Yield %

Expanding Mortgage Throughout the Footprint x Gain on sale % has declined, but remains above pre - pandemic levels x Purchase / Refi mix has slightly shifted from 55% / 45% in 3Q20 to 57% / 43% in 3Q21 x Technology investments have also paid off as we have been able to better market to our existing customers and also have enabled us to cut processing costs and process times 24 $ in millions $411 $801 $802 $910 $792 $993 $702 $731 $225 $259 $395 $402 $410 $336 $407 $320 3.3% 2.8% 4.3% 5.4% 5.1% 4.4% 3.9% 4.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $200 $400 $600 $800 $1,000 $1,200 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Mortgage locks $ Loans sold $ Gain on sale %

Selected Segments – Hotels 25 x Total hotel loans outstanding totaled $309 million as of 3Q21, or 3% of total loans x Original loan to value low at 59% on average for UCBI portfolio x As of September 30, $4.7 million of hotel loans were in nonaccrual x As of September 30, $25 million of hotel loans were special mention and $28 million were substandard accruing $267 $293 $299 $303 $301 $324 $328 $309 $0 $50 $100 $150 $200 $250 $300 $350 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Outstanding Balance $ Active COVID Deferral $ Special Mention $ Accruing Substandard $ Nonaccruals $ $ in millions

Selected Segments – Senior Care 26 x S enior Care lending team are dedicated specialists with significant experience in the space x Senior Care portfolio outstanding for UCBI totaled $549 million as of 3Q21, or 5 % of total loans x As of September 30, $6.9 million of Senior Care loans were in nonaccrual x As of September 30, $170 million of Senior Care loans were special mention and $73 million were substandard accruing 1% 20% 25% 49% 6% $456 $463 $486 $503 $511 $535 $537 $549 $0 $100 $200 $300 $400 $500 $600 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Outstanding Balance $ Active COVID Deferral $ Special Mention $ Accruing Substandard $ Nonaccruals $ $ in millions

Non - GAAP Reconciliation Tables $ in thousands, except per share data 27 3Q20 4Q20 1Q21 2Q21 3Q21 Expenses Expenses - GAAP 95,981$ 106,490$ 95,194$ 95,540$ 96,749$ Merger-related and other charges (3,361) (2,452) (1,543) (1,078) (1,437) Expenses - Operating 92,620$ 104,038$ 93,651$ 94,462$ 95,312$ Diluted Earnings per share Diluted earnings per share - GAAP 0.52$ 0.66$ 0.82$ 0.78$ 0.82$ Merger-related and other charges 0.03 0.02 0.01 0.01 0.01 Diluted earnings per share - Operating 0.55 0.68 0.83 0.79 0.83 Book Value per share Book Value per share - GAAP 21.45$ 21.90$ 22.15$ 22.81$ 23.25$ Effect of goodwill and other intangibles (4.36) (4.34) (4.32) (4.32) (4.57) Tangible book value per share 17.09$ 17.56$ 17.83$ 18.49$ 18.68$ Return on Tangible Common Equity Return on common equity - GAAP 10.06% 12.36% 15.37% 14.08% 14.26 % Effect of merger-related and other charges 0.63 0.41 0.26 0.17 0.22 Return on common equity - Operating 10.69 12.77 15.63 14.25 14.48 Effect of goodwill and intangibles 2.83 3.46 4.05 3.56 3.75 Return on tangible common equity - Operating 13.52% 16.23% 19.68% 17.81% 18.23%

Non - GAAP Reconciliation Tables $ in thousands, except per share data 28 3Q20 4Q20 1Q21 2Q21 3Q21 Return on Assets Return on assets - GAAP 1.07% 1.30% 1.62% 1.46% 1.48 % Merger-related and other charges 0.07 0.04 0.03 0.02 0.02 Return on assets - Operating 1.14% 1.34% 1.65% 1.48% 1.50 % Return on Assets to return on assets- pre-tax pre-provision Return on assets - GAAP 1.07% 1.30% 1.62% 1.46% 1.48 % Income tax expense 0.28 0.40 0.46 0.47 0.45 Provision for credit losses 0.51 0.07 (0.28) (0.29) (0.23) Return on assets - pre-tax, pre-provision 1.86 1.77 1.80 1.64 1.70 Merger-related and other charges 0.07 0.05 0.03 0.03 0.03 Return on assets - pre-tax, pre-provision, excluding merger-related and other charges 1.93% 1.82% 1.83% 1.67% 1.73 % Efficiency Ratio Efficiency Ratio - GAAP 54.14% 56.73% 53.55% 54.53% 53.11 % Merger-related and other charges (1.90) (1.31) (0.87) (0.61) (0.78) Efficiency Ratio - Operating 52.24% 55.42% 52.68% 53.92% 52.33 % Tangible common equity to tangible assets Equity to assets ratio - GAAP 11.47% 11.29% 10.95% 11.04% 10.89 % Effect of goodwill and other intangibles (2.02) (1.94) (1.86) (1.82) (1.87) Effect of preferred equity (0.56) (0.54) (0.52) (0.51) (0.49) Tangible common equity to tangible assets ratio 8.89% 8.81% 8.57% 8.71% 8.53%

Glossary 29 ACL – Allowance for Credit Losses MTM – Marked-to-market ALLL – Allowance for Loan Losses MSA – Metropolitan Statistical Area AUA – Assets Under Administration MSR – Mortgage Servicing Rights Asset BPS – Basis Points NCO – Net Charge-Offs C&I – Commercial and Industrial NIM – Net Interest Margin C&D – Construction and Development NPA – Non-Performing Asset CECL – Current Expected Credit Losses NSF – Non-sufficient Funds CET1 – Common Equity Tier 1 Capital OO RE – Owner Occupied Commercial Real Estate CRE – Commercial Real Estate PCD – Loans Purchased with Credit Deterioration CSP – Customer Service Profiles PPP – Paycheck Protection Program DDA – Demand Deposit Account PTPP – Pre-Tax, Pre-Provision Earnings EOP – End of Period RBC – Risk Based Capital FTE – Fully-taxable equivalent ROA – Return on Assets GAAP – Accounting Principles Generally Accepted in the USA SBA – United States Small Business Administration KRX – KBW Nasdaq Regional Banking Index TCE – Tangible Common Equity LPO – Loan Production Office USDA – United States Department of Agriculture MLO – Mortgage Loan Officer YOY – Year over Year